UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2024

BIO-TECHNE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-17272	41-1427402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

55413
614 McKinley Place NE Minneapolis, Minnesota 55413
(Address of Principal Executive Offices) (Zip Code)

(612) 379-8854
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TECH	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

A copy of the press release issued by Bio-Techne Corporation (the “Company”) on October 30, 2024, describing the results of operations for the quarter ended September 30, 2024 and its financial condition as of September 30, 2024 is attached hereto as Exhibit 99.1.

The information in this Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.07 Submission of Matters to a Vote of Security Holders

A quorum was present at the Annual Meeting with 148,168,864 shares represented personally or by proxy, which represents approximately 93.39% of the outstanding shares of the Company's common stock. The voting results at the Annual Meeting were as set forth below.

Proposal No. 1 – The shareholders voted to set the number of directors at nine:

For	Against	Abstain	Broker Non-Vote
147,416,243	587,153	106,653	0

Proposal No. 2 – The shareholders elected each of the nominees to the Board of Directors:

	For	Against	Abstain	Broker Non-Vote
Robert V. Baumgartner	135,629,662	7,184,651	108,555	5,187,181
Julie L. Bushman	137,726,895	5,090,472	105,501	5,187,181
John L. Higgins	135,544,819	7,264,115	113,934	5,187,181
Roeland Nusse	141,573,245	1,241,096	108,527	5,187,181
Kim Kelderman	142,088,978	730,531	103,359	5,187,181
Joseph D. Keegan	139,194,251	3,617,533	111,084	5,187,181
Alpna Seth	137,509,635	5,302,948	110,285	5,187,181
Rupert Vessey	140,985,843	1,825,907	111,118	5,187,181
Judith Klimovsky	142,641,977	176,715	104,176	5,187,181

Each nominee was elected by a majority voting standard defined in the Amended and Restated Articles of Incorporation.

Proposal No. 3 – The shareholders adopted a non-binding resolution approving the compensation of the Company’s named executive officers, as described in the Proxy Statement:

9,
For	Against	Abstain	Broker Non-Vote
122,860,464	19,912,153	150,251	5,187,181

Proposal No. 4 – The shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2025.

40
For	Against	Abstain	Broker Non-Vote
34,862,262	856,480	5,701	0

Item 8.01 Other Events

A copy of the press release issued by Bio-Techne Corporation on October 30, 2024, announcing a cash dividend is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release, dated October 30, 2024, announcing results of operations

99.2	Press Release, dated October 30, 2024, announcing cash dividend

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-TECHNE CORPORATION

Date: October 30, 2024	By:	/s/ Shane V. Bohnen
Shane V. Bohnen
Senior Vice President, General Counsel and Secretary